UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2012

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))[Missing Graphic Reference]

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2012, Consolidated Communications Holdings, Inc. (the “Company”) and its subsidiaries Consolidated Communications Finance Co. (“Finance Co.”), Consolidated Communications, Inc., Consolidated Communications Enterprise Services, Inc., Consolidated Communications of Pennsylvania Company, LLC, Consolidated Communications Services Company, Consolidated Communications of Fort Bend Company, and Consolidated Communications of Texas Company, entered into a Purchase Agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC (the “Initial Purchaser”), as initial purchaser, relating to the issuance and sale by Finance Co. to the Initial Purchaser of $300,000,000 aggregate principal amount of 10.875% senior notes due 2020 (the “Notes”). Upon the closing of the issuance of the Notes, Finance Co. will enter into an escrow and security agreement pursuant to which the proceeds of the Notes offering will be placed in an escrow account to secure the Notes pending the consummation of the Company’s previously disclosed acquisition of SureWest Communications.

The Notes will be issued pursuant to an indenture, to be dated as of May 30, 2012, between Finance Co. and Wells Fargo Bank, National Association, as trustee.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Initial Purchaser intends to offer the Notes in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States pursuant to Regulation S under the Securities Act.  In addition, some of the Notes are expected to be offered and sold to certain “accredited investors” (as defined in Rule 501 under the Securities Act), in the amounts indicated: Richard A. Lumpkin, the Chairman of the Board of Directors of the Company, or an entity controlled by Mr. Lumpkin – $10,000,000; Robert J. Currey, the President and Chief Executive Officer and a director of the Company – $500,000; and Roger H. Moore, a director of the Company – $250,000.  These purchases will be on terms available to other investors, except that these purchasers will not be entitled to registration rights.

The Notes have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Purchase Agreement contains customary representations, warranties, agreements, indemnification obligations, including for liabilities under the Securities Act and other obligations and termination provisions of the Company, certain of its subsidiaries and the Initial Purchaser.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1, and incorporated into this Item 1.01 by reference.

Item 8.01. Other Events.

In the joint proxy statement/prospectus dated April 24, 2012, the Company described the $350 million bridge facility available to it to provide cash to be used in the acquisition of SureWest Communications.  The Company no longer plans to draw on the bridge facility for this purpose, but will instead use approximately $17 million in available cash on its balance sheet, an approximately $35 million draw under Consolidated Communications, Inc.’s existing revolving credit facility, and approximately $298 million in proceeds from the offering of the Notes described in Item 1.01 to this Current Report on Form 8-K.  Borrowings under the revolving credit facility bear interest at LIBOR plus 3.25% and would be due June 8, 2016.  This financing plan will increase the annual interest expense assumed in the pro forma financial statements included in the joint proxy statement/prospectus by approximately $4,500,000.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1
Purchase Agreement, dated May 22, 2012, by and among Consolidated Communications Finance Co., Consolidated Communications Holdings, Inc., Consolidated Communications, Inc., Consolidated Communications Enterprise Services, Inc., Consolidated Communications of Pennsylvania Company, LLC, Consolidated Communications Services Company, Consolidated Communications of Fort Bend Company, Consolidated Communications of Texas Company, and Morgan Stanley & Co. LLC

Safe Harbor

Any statements other than statements of historical facts, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan, “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability of Consolidated Communications Holdings, Inc. (the “Company”) to complete the acquisition of SureWest Communications (“SureWest”), successfully integrate the operations of SureWest and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of the Company and SureWest, including various risks to stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company’s common stock; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s common stock; changes in the valuation of pension plan assets; restrictions contained in the Company’s debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company’s possible pursuit of acquisitions; economic conditions in the Company’s and SureWest’s service areas; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company’s or SureWest’s network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes on the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in the Company’s and SureWest’s filings with the Securities and Exchange Commission, including the companies’ respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management’s ability to control or predict. All forward-looking statements attributable to the Company, SureWest or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the companies’ filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Proxy Statement/Prospectus

This material is not a substitute for the joint proxy statement/prospectus the Company and SureWest filed with the Securities and Exchange Commission on March 28, 2012, which, as amended, was declared effective on April 24, 2012. Investors in the Company or SureWest are urged to read the joint proxy statement/prospectus, which contains important information, including detailed risk factors. The joint proxy statement/prospectus is, and other documents which will be filed by the Company and SureWest with the Securities and Exchange Commission will be, available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to SureWest Communications, 8150 Industrial Avenue, Building A, Roseville, California 95678, Attention: Investor Relations. The definitive joint proxy statement/prospectus was first mailed to the Company’s stockholders and shareholders of SureWest on May 1, 2012.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

The Company and SureWest, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of the Company is set forth in the joint proxy statement/prospectus. Information about the directors and executive officers of SureWest is set forth in SureWest’s Form 10-K for the year ended December 31, 2011. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the definitive joint proxy statement/prospectus for such proposed transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2012
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Purchase Agreement, dated May 22, 2012, by and among Consolidated Communications Finance Co., Consolidated Communications Holdings, Inc., Consolidated Communications, Inc., Consolidated Communications Enterprise Services, Inc., Consolidated Communications of Pennsylvania Company, LLC, Consolidated Communications Services Company, Consolidated Communications of Fort Bend Company, Consolidated Communications of Texas Company and Morgan Stanley & Co. LLC